UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                       SOUTHERN CONNECTICUT BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       SOUTHERN CONNECTICUT BANCORP, INC.
                                215 Church Street
                          New Haven, Connecticut 06510
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                           To Be Held on May 18, 2004
                                   10:00 A.M.

                             ----------------------

         Notice is hereby given that the Annual Meeting of Shareholders ("2004 Annual Meeting") of Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510 at 10:00 A.M. on Tuesday, May 18, 2004 for the following purposes:

         (1)      To elect two directors each for a three-year term;

         (2) To increase the number of authorized shares for issuance under the 2002 Stock Option Plan from 275,000 shares to 365,000 shares.

         (3) To ratify the appointment of McGladrey & Pullen, LLP as independent accountants for the year ending December 31, 2004; and

         (4) To transact such other business as properly may be brought before the 2004 Annual Meeting.

         The close of business on April 7, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2004 Annual Meeting and at any adjournments thereof.

         Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will not be voted.


                                By Order of the Board of Directors




                                Joseph V. Ciaburri
                                Chairman and Chief Executive Officer

New Haven, Connecticut
April 23, 2004

                       SOUTHERN CONNECTICUT BANCORP, INC.
                                215 Church Street
                          New Haven, Connecticut 06510
                                  -------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2004
                                   10:00 A.M.
                              ---------------------

                                  INTRODUCTION

         This Proxy Statement ("Proxy Statement") is being furnished by Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") in connection with the solicitation by Bancorp's Board of Directors ("Board") of proxies from holders of Bancorp's Common Stock, $0.01 par value ("Common Stock"), to be voted at the Annual Meeting of Shareholders to be held on May 18, 2004 ("2004 Annual Meeting") and at any adjournments thereof. The 2004 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 23, 2004. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut ("Bank"), may solicit by telephone or in person, the return of signed proxies from shareholders without additional remuneration thereof. All expenses associated with the solicitation of proxies will be borne by Bancorp.

         Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2004 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Secretary of Bancorp in writing (at Bancorp's address indicated above) or in open meeting prior to the taking of a vote.

         Unless so revoked, the proxy will be voted at the 2004 Annual Meeting, and unless authorization to vote for the election of directors or for any particular nominee is withheld, the shares represented by such proxy will be voted FOR the nominees set forth in this Proxy Statement. If authorization to vote for any nominee or nominees is withheld in a proxy, the votes of the shares represented thereby will be distributed among the remaining nominees in the manner determined by the persons named in the proxy, unless contrary instructions are given. Other than for the election of directors, where a plurality of the votes cast shall suffice for election, or as otherwise required by law or regulation, the Certificate of Incorporation of Bancorp provides that all matters requiring shareholder action must be approved by shareholders by a majority of the votes cast. Any abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.

         The record date for determining shareholders entitled to notice of and to vote at the 2004 Annual Meeting and any adjournments thereof has been set as April 7, 2004 ("Record Date"). As of the Record Date, there were 1,068,920 shares of Common Stock outstanding and entitled to vote at the 2004 Annual Meeting. Each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected with respect to the election of directors and to one vote on each other matter submitted to the 2004 Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the security ownership as of January 31, 2004 of the nominees for election to the Board described in this Proxy Statement. (The nominees will be Class III directors. Messrs. J. Ciaburri and E. Laydon currently are serving as Class III directors of Bancorp and as directors of the Bank.)




                                                 Amount and Nature
Name and Address of Beneficial Owner        of Beneficial Ownership(1)              Percent of Class
------------------------------------    --------------------------------            ----------------

Joseph V. Ciaburri, Chairman and                  71,500 (2)                                6.3%
Chief Executive Officer of Bancorp
and the Bank
Director of Bancorp and the Bank
215 Church Street
New Haven, CT 06510

Elmer F. Laydon, Vice Chairman and                92,728 (3)                                8.2%
Director of Bancorp and the Bank
Elmer F. Laydon Construction Corp.
69 Wheeler Street
New Haven, CT 06512





         The following table sets forth certain information concerning the security ownership as of January 31, 2004 of Bancorp's (other than the nominees described above) and the Bank's directors and named executive officers:

                                                 Amount and Nature
Name and Address of Beneficial Owner        of Beneficial Ownership(1)              Percent of Class
------------------------------------    --------------------------------            ----------------

 Bancorp Directors (All Bancorp directors are also directors of the Bank)
 -----------------
 Class I (Expires 2005)

Carl R. Borrelli                                  40,140 (4)                                3.5%
All Brite Electric, Inc.
4 Industry Drive Ext.
P.O. Box 26004
West Haven, CT 06516

Juan Jose Alvarez de Lugo                         58,161                                    5.1%
20 Huntington Drive
Branford, CT 06405

--------------------------------

         1 Amount of shares is stock unless otherwise footnoted.

         2 Includes 33,000 shares of stock and 38,500 exercisable options.

         3 Includes 82,702 shares of stock and 10,026 exercisable warrants.

         4 Includes 34,325 shares of stock and 5,815 exercisable warrants.




Alphonse F. Spadaro, Jr.                          19,917 (5)                                1.8%
Managing Principal
Levitsky & Berney, PC
100 Bradley Road
Woodbridge, CT 06525

Class II (Expires 2006)

Michael M. Ciaburri, President, Chief              6,600                                    0.6%
Operating Officer and a Director of
Bancorp and the Bank
215 Church Street
New Haven, CT 06510
West Haven, CT 06516

G. Leon Jacobs                                     3,878 (6)                                0.3%
Tribal Manager, Mashantucket
Pequot Tribal Nation
Director of Bancorp and the Bank
198 Masons Island Road
Mystic, CT 06355

Joshua H. Sandman                                 16,157 (7)                                1.4%
Director of Bancorp and the Bank
Vice President
Deitsch Plastic Co., Inc.
14 Farwell Street
West Haven, CT 06516

Bank Directors
--------------

James S. Brownstein, Esq.                          5,555 (8)                                0.5%
Kantrovitz & Brownstein, P.C.
One Bradley Road, Suite 305
P.O. Box 3557
Woodbridge, CT 06525

Janette J. Parker                                    775 (9)                                0.1%
13 Hughes Place
New Haven, CT 06511

--------------------------------
         5 Include 16,868 shares of stock and 3,049 exercisable warrants.

         6 Include 3,300 shares of stock and 578 exercisable warrants.

         7 Include 11,825 shares of stock and 4,332 exercisable warrants.

         8 Include 4,400 shares of stock and 1,155 exercisable warrants.

         9 Include 660 shares of stock and 115 exercisable warrants.


                                       4


W. Martyn Philpot, Jr., Esq.                       4,308 (10)                               0.4%
Law Offices of W. Martyn Philpot, Jr.
409 Orange Street
New Haven, CT 06511

Alfred J. Ranieri, Jr., MD                        38,322 (11)                               3.4%
1455 Chapel Street
New Haven, CT 06511
J. Daniel Sagarin, Esq.                            9,566 (12)                               0.8%
Hurwitz & Sagarin, LLC
147 North Broad Street
P.O. Box 112 Milford, CT 06460

Executive Officer - non-director
William F. Weaver                                    950                                    0.1%
Vice President & Chief Financial Officer
of Bancorp and the Bank
Southern Connecticut Bancorp, Inc.
215 Church Street
New Haven, Ct. 06510


All directors and executive officers as a
group                                            368,557 (13)                              32.5%


--------------------------------

         10 Include 3,666 shares of stock and 642 exercisable warrants.

         11 Include 33,990 shares of stock and 4,332 exercisable warrants.

         12 Include 8,042 shares of stock and 1,524 exercisable warrants.

         13 Include 298,489 shares of stock, 31,568 exercisable warrants and 38,500 exercisable options.

         The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp's Common
Stock:


                                                 Amount and Nature
Name and Address of Beneficial Owner        of Beneficial Ownership                 Percent of Class
------------------------------------    --------------------------------            ----------------


Saugatuck Partners, L.P. and certain              88,660                                    8.3%
 affiliates  14
1 Gorham Island
Westport, CT 06880

Elmer F. Laydon                                   92,728                                    8.2%
President
Elmer F. Laydon Const. Corp.
69 Wheeler Street
New Haven, CT 06512

Joseph V. Ciaburri, Chairman and                  71,500                                    6.3%
Chief Executive Officer of Bancorp
and the Bank
Director of Bancorp and the Bank
215 Church Street
New Haven, CT 06510

Juan Jose Alvarez de Lugo                         58,161                                    5.1%
20 Huntington Drive
Branford, CT 06405


                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

Nominees

         Two directors are to be elected at the 2004 Annual Meeting. The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be. The term of office of one class of directors expires at each annual meeting of Bancorp's shareholders. Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability. The initial term of office of Class I directors expired at the annual meeting of shareholders in 2002; that of Class II directors expired at the 2003 Annual Meeting; and that of Class III directors shall expire at the annual meeting of shareholders in 2004. A plurality of votes shall suffice for the election of directors. Each of the nominees has consented to being named in this Proxy Statement and

-------------------------------

         14 The following Saugatuck affiliates are listed as owning Bancorp Common Stock: Saugatuck Asset Management, LLC; Saugatuck Management Company, L.P.; and Richard J. Galley, with respect to the shares of Common Stock directly owned by Saugatuck Partners, L.P. and Saugatuck International, Ltd.

to serve as a director if elected. Director nominees Joseph V. Ciaburri and Elmer F. Laydon currently are directors of Bancorp and the Bank. Each of Bancorp's other directors also serves as a director of the Bank.

         The persons named in the form of proxy to represent shareholders at the 2004 Annual Meeting are Alphonse F. Spadaro, Jr. and Janette J. Parker. It is the intention of the persons named in the proxy to vote FOR the election of the nominees named herein unless authority to vote is withheld with respect to one or more nominees. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.



                              NOMINEES FOR ELECTION
                           (TO BE CLASS III DIRECTORS)


   Name                       Age   Position And Offices With Bancorp or the Bank         Director
                                    and Principal Occupation and Employment During          Since
                                    the Past Five Years
---------------------------------------------------------------------------------------------------

   Joseph V. Ciaburri         74    Chairman, Chief Executive Officer and                   2000
                                    President of Bancorp and a director of Bancorp
                                    and the Bank; involved in organization of the
                                    Bank since 1999; Director of Development of
                                    Southern Connecticut State University from
                                    July 1993 to August 1999; Mr. Ciaburri was
                                    employed in commercial banking in the New
                                    Haven area for over forty years, including as
                                    President and Chief Executive Officer of two
                                    area banks for a total of 16 years

   Elmer F. Laydon            68    Director and Vice Chairman of Bancorp and the           2000
                                    Bank; President, Elmer F. Laydon Construction
                                    Corp. (building contractor); former Chairman
                                    of the Board of Directors of Shoreline Bank
                                    and Trust Company



                                       7



                         DIRECTORS CONTINUING IN OFFICE

                                    Position And Offices With Bancorp or the Bank
                                    and Principal Occupation and Employment During         Director
             Name             Age   the Past Five Years                                     Since
---------------------------------------------------------------------------------------------------

   Class I

   Carl R. Borrelli           67    Director of Bancorp and the Bank; Treasurer,       2000. To serve
                                    All Brite Electric, Inc.                             until 2005.

   Juan Jose Alvarez de       44    Director of Bancorp and the Bank; Director,        2001. To serve
   Lugo                             Arquin Decoraciones                                  until 2005.

   Alphonse F. Spadaro, Jr.   62    Director of Bancorp and the Bank; managing         2001. To serve
                                    principal of Levitsky & Berney, P.C. (public         until 2005.
                                    accounting firm)

   Class II
   ---------

   Michael M. Ciaburri        43    President, Chief Operating Officer and a           2003. To serve
                                    director of Bancorp and the Bank; founder and        until 2006.
                                    President of Ciaburri Bank Strategies, a bank
                                    management consulting firm.  Mr. Ciaburri was
                                    trained in banking in New York City and
                                    London.  He is a graduate of the Stonier
                                    Graduate School of Banking at Georgetown
                                    University and the School of Bank
                                    Administration at the University of Wisconsin,
                                    each three-year banking programs.  Mr.
                                    Ciaburri was employed as a commercial banker
                                    for over 10 years

   G. Leon Jacobs             65    Director of Bancorp and the Bank; Tribal           2001. To serve
                                    Manager, Mashantucket Pequot Tribal Nation           until 2006.


   Joshua H. Sandman          61    Director of Bancorp and the Bank; Vice             2000. To serve
                                    President, Deitsch Plastics (plastic                 until 2006.
                                    fabricating) and Professor, University of New
                                    Haven; former Director of The Bank of New Haven




                                       8


                         NON-DIRECTOR EXECUTIVE OFFICER

                              SIGNIFICANT EMPLOYEE


                                    Position And Offices With Bancorp or the Bank and Principal
             Name             Age   Occupation and Employment During the Past Five Years
----------------------------------------------------------------------------------------------------

   William F. Weaver          52    Chief Financial Officer of Bancorp and the Bank; Chief Financial
                                    Officer, InsurBanc, Farmington, Connecticut; President, Clarity
                                    bank.com, Uvalde, Texas and Executive Vice President, Clarity
                                    Holdings, Inc., Purchase, New York; President and Chief Executive
                                    Officer, Advest Bank & Trust Company, Hartford, Connecticut.  He is
                                    a 1979 graduate of the Graduate School of Savings Bank at Brown
                                    University.  Mr. Weaver has been employed in banking for 29 years.

Family Relationships

         Michael M. Ciaburri, the President and Chief Operating Officer and a director of Bancorp and the Bank, is the son of Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Bancorp and the Bank and a director of Bancorp and the Bank. Michael M. Ciaburri was unanimously elected to those positions by the directors of Bancorp and the Bank on February 11, 2003, following the departure, effective December 31, 2002, of Gary D. Mullin, the Bank's former President and Chief Operating Officer. Joseph V. Ciaburri served as the interim President of the Bank from January 14, 2003 until February 11, 2003.

Meetings and Committees of the Board

         Bancorp has established standing nominating, audit and compensation committees of the Board. The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors. All but one of the members of the Nominating Committee is independent as that term is defined in Rule 4200 of the NASDAQ Marketplace Rules. The Nominating Committee does not have a charter or a formal policy regarding the consideration of director candidates recommended by Shareholders. However, the Committee will consider any director candidates recommended by Shareholders. The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp's success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed. The current nominees were recommended by the Committee. Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The members of the Nominating Committee are Joseph V. Ciaburri (Chair), Elmer F. Laydon and Joshua H. Sandman. Joseph V. Ciaburri is not independent as that term is defined in the NASDAQ Rule. The Nominating Committee met once in 2003.

         Bancorp's Audit Committee oversees all internal and external audit and compliance functions. Both the internal auditor and the external auditor report directly to the Audit Committee. In performing its functions, the Audit Committee coordinates its activities with those of the Audit Committee of the Bank. The current members of Bancorp's Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Elmer F. Laydon, Carl R. Borrelli and Joshua H. Sandman. The Audit Committee met 9 times during 2003. Effective February 10, 2004, the Audit Committee has adopted a new written charter, which is attached hereto as Appendix A.

         Bancorp's Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp's and the Bank's senior management. The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank. The current members of the

Compensation Committee of Bancorp are Elmer F. Laydon (Chair), Joshua Sandman and Alphonse F. Spadaro. The Compensation Committee met seven times in 2003.

         The Board met eighteen (18) times in 2003. Director Alvarez de Lugo and Director Jacobs attended fewer than seventy-five percent (75%) of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which they served (during the periods that each has served as a director). The Board elects the directors of the Bank following Bancorp's annual meeting.

Shareholder Communications

         Bancorp does not have a formal process in place for Shareholder communication to the Board. Informally, however, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board. The Board believes this approach is reasonable in light of the relatively small number of Shareholders of Bancorp at this time


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's officers and directors, and persons who own more than ten percent (10%) of Bancorp's Common Stock, to file reports of ownership and changes in ownership of Bancorp's Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to Bancorp, and written representations from certain reporting persons that no Forms 5 were required, Bancorp believes that one reporting person, Elmer F. Laydon, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Mr. Laydon failed to disclose on a Form 4 his acquisition of Bancorp Common Stock on six separate occasions (a total of nine transactions) during 2003. Mr. Laydon has since disclosed those transactions on a Form 4.

Code of Ethics

         Bancorp has adopted a Code of Ethics that applies to all employees, officers and directors. Bancorp will supply a copy of the Code of Ethics upon written or oral request. To obtain a copy please write to us at Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510 or call Bancorp at (203) 782-1100.



                           SUMMARY COMPENSATION TABLE


                                                                                                 Long Term
                                                     Annual Compensation Awards                Compensation
          Name and                Year                                   Other Annual
          --------                ----                                   -------------
     Principal Position          Ended        Salary ($)    Bonus ($)   Compensation ($)     Stock Options (#)
     ------------------          -----        ----------    ---------   ----------------     -----------------
     Joseph V. Ciaburri           2003         162,087        5,750          826 (1)                55,000
     Chairman and CEO and
     Director of Bancorp          2002         151,587        5,000        2,566 (2)                     -
     and the Bank                 2001          89,246 (3)        -       42,029 (4)                55,000

     Michael M. Ciaburri          2003         109,000 (5)   10,750        1,943 (6)                55,000
     President and COO and                                        -            -                         -
     Director of  Bancorp
     and the Bank

     William F. Weaver            2003         4,03821          250            -                    22,000
     Vice President and
     Chief Financial Officer
     of Bancorp and the Bank




--------------------------------

         1 Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon.

         2 Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon.

         3 Represents Mr. Joseph Ciaburri's salary from May 2001 through December 2001.

         4 The amount includes $33,332 paid to Mr. Joseph Ciaburri for consulting fees, at two-thirds salary, prior to the commencement of operations, $6,384 for his automobile lease payments and property taxes and insurance for his vehicle, and $2,313 for club dues.


         5 This Amount represents salary paid to Mr. Michael Ciaburri from February 12, 2003 to December 31, 2003.


         6 Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon.

         7 Mr. Weaver joined the company on December 1, 2003. This amount represents salary paid to Mr. Weaver from December 1, 2003 to December 31, 2003.



--------------------------------------------------------------------------------------------------------------------------------
                                           OPTIONS / SAR GRANTS IN LAST FISCAL YEAR
                                                      (Individual Grants)
--------------------------------------------------------------------------------------------------------------------------------
                       Name                               Number of
                                                         Securities          Percent of Total
                                                         Underlying          Options / SARs
                                                          Options /            Granted to           Exercise
                                                        SAR's Granted         Employees in           or Base       Expiration
                                                             (#)               Fiscal Year            Price          Date
---------------------------------------------------    ----------------    --------------------    ------------    -------------
Joseph V. Ciaburri, Chairman and Chief Executive           55,000                   19.3%         $  7.27          6/10/13
Officer of Bancorp and the Bank  215 Church Street
New Haven, CT 06510

Michael M. Ciaburri, President, Chief Operating
Officer and a director of Bancorp and the Bank
215 Church Street                                          22,000                    7.7%         $  7.27          2/08/13
New Haven, CT 06510                                        33,000                   11.6%         $  7.96          12/9/13

William F. Weaver, Vice President & Chief
Financial Officer of Bancorp and the Bank
215 Church Street
New Haven, CT 06510                                        22,000                    7.7%         $  8.18         11/12/13
--------------------------------------------------------------------------------------------------------------------------------



Employment and Change in Control Agreements

         Bancorp and the Bank have entered into an employment agreement with Joseph V. Ciaburri to serve as Chairman and Chief Executive Officer of Bancorp and the Bank. The agreement has an initial term of five years commencing on the opening of the Bank, but the employment agreement may be terminated by the Bank at the end of four years upon six months' notice. At the end of the initial five-year term and at the end of each extension, the remaining term is extended for an additional one-year term unless either party gives the other six months' notice of intent not to extend. Mr. Ciaburri receives an annual base salary of $180,000 (effective October 1, 2003) with annual adjustments based on changes in the consumer price index, and an annual bonus as determined by the Board. Mr. Ciaburri is also entitled to such bonuses and raises as the Board may determine. The Bank reimburses Mr. Ciaburri for the use and maintenance of his automobile. The Bank also pays for Mr. Ciaburri's life insurance, although Bancorp is the named beneficiary under that policy. Upon the termination of Mr. Ciaburri's employment (other than termination for cause (as defined)), Mr. Ciaburri will continue to serve as a director of Bancorp and the Bank with the title "Chairman Emeritus" and as a consultant for a period of one year. Mr. Ciaburri will receive a consulting fee of $60,000 during the consulting period.

         If Mr. Ciaburri terminates his employment because his job responsibilities are significantly reduced or because he is required to relocate outside of New Haven or Fairfield counties or if his employment is terminated by Bancorp and the Bank other than for cause (as defined) or his death or total disability, Mr. Ciaburri will be entitled to continue to receive his then current base salary for the balance of the term as then in effect. If Mr. Ciaburri's position as Chairman of the Board and Chief Executive Officer ends or his responsibilities are substantially reduced as a result of a business combination (as defined), Mr. Ciaburri also would be entitled to receive a lump sum payment equal to three times his then current base annual compensation.

         Bancorp and the Bank have entered into an Amendment to the Employment Agreement with Joseph V. Ciaburri. The amendment requires Bancorp to establish a $500,000 life insurance policy to be owned by Mr. Ciaburri or a trust established thereby. Bancorp shall pay the premiums for this policy. This obligation of Bancorp shall continue to exist until Mr. Ciaburri's death, unless his employment is terminated for cause. The initial contract term of five years was also extended by one year.


         The Bank of Southern Connecticut has entered into an employment agreement with Michael M. Ciaburri that provides a base salary of $130,000 (effective date February 12, 2003) through December 31, 2003. Each year thereafter, Michael Ciaburri will receive an increase in his base salary of at least five percent, with the final number each year to be determined by the Board of Directors of the Bank. Michael Ciaburri will be eligible to receive merit bonuses at the discretion of the Bank's Board. Michael M. Ciaburri will be reimbursed for expenses and will be provided with health insurance, participation in the Bank's profit sharing or 401(k) plan, an automobile and club membership. In the event Michael Ciaburri's employment is terminated as a result of a business combination, Mr. Ciaburri will receive a lump sum payment equal to three times his base annual compensation at that time. Upon the effective date of his employment agreement with the Bank, Michael M. Ciaburri received options to purchase 22,000 shares of Bancorp Common Stock under the 2002 Plan.

         Mr. Weaver is an employee at will. Pursuant to his employment engagement letter dated November 5, 2003 his base salary will be at the rate of $105,000 per annum through May 31, 2004 and at the rate of $110,000 per annum through December 31, 2004. Each year thereafter, Mr. Weaver would receive an increase in his base salary in an amount determined by the Board of Directors of the Bank. Mr. Weaver also received options to purchase 22,000 shares of Common Stock of Bancorp under the 2002 Plan.


         The 2002 Stock Option Plan

         Bancorp has adopted the 2002 Stock Option Plan (the "2002 Plan"). The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 275,00022 shares of Bancorp's Common Stock are reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted Bancorp under the 2002 Plan. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan. The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp's common stock on the date of grant. For incentive options granted to a person who owns more than 10% of the combined voting power of Bancorp or any subsidiary (a "10% shareholder"), the exercise price cannot be less than 110% of the fair market value on the date of grant.

         Options under the 2002 Plan will have a term of 10 years unless otherwise determined at the time of grant, except that incentive options granted to any 10% shareholder will have a term of five years unless a shorter term is fixed. Unless otherwise fixed at the time of grant, 40% of the options will become exercisable one year from the date of grant, 30% of the options will become exercisable two years from the date of grant, and 30% of the options will become exercisable three years from the date of grant.

         The 2001 Stock Option Plan

         Bancorp adopted the 2001 Stock Option Plan (the "Option Plan"). Under the Option Plan, an aggregate of 90,000 shares of Bancorp's Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan. The Compensation Committee of the Board administers the Option Plan. The Board has voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

         Warrant Plans

         Bancorp has adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, "Warrant Plans"). The Warrant Plans have been approved by the Board in order to recognize the various contributions made by the directors and organizers in organizing and leading Bancorp and the Bank. An aggregate of 66,000 and 44,000 shares of Bancorp's Common Stock was reserved for issuance under the 2001 Warrant Plan and the 2001 Supplemental Warrant Plan, respectively. Several directors of Bancorp and the Bank, but none of Bancorp's named executive officers, have been awarded warrants pursuant to the Warrant Plans.

         Director Compensation

         Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank receive compensation in the form of options as follows: the Vice Chairman of the Bancorp Board receives 500 options per month; each director receives 100 options for each meeting attended, 50 options for each committee meeting chaired, and 40 options for each committee meeting attended. Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards is held jointly.



--------------------------------

         1 Originally, 250,000 shares were authorized for issuance under the 2002 Plan. On February 17, 2004, Bancorp issued a 10% stock dividend. Section 18 of the 2002 Plan authorizes the committee responsible for administering the 2002 Plan to make such changes to the 2002 Plan as it deems necessary in order to preserve to optionees substantially proportionate rights in the event a stock dividend is paid. Pursuant to that provision, the committee increased the number of shares authorized under the 2002 Plan from 250,000 to 275,000.

                      Equity Compensation Plan Information

         The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2003:


------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan Category           Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,           options, warrants          future issuance under
                                    warrants and rights              and rights            equity compensation plans
                                            (a)                          (b)                 (excluding securities
                                                                                           reflected in column (a))

------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plan                  228,811                       $8.48                       21,189
approved by security holders

------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not             132,481                      $12.00                            0 (1)
approved by security holders

------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                     361,292                       $9.77                       21,189

------------------------------- ---------------------------- ---------------------------- ----------------------------


         The equity compensation plan approved by security holders referenced in the chart, above, is the 2002 Plan. The plans not approved by security holders are the Option Plan and the Warrant Plan.

                          REPORT BY THE AUDIT COMMITTEE

         The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the NASDAQ Stock Market, Inc.

         In performing its function, the Audit Committee has:

         o reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2003 with management and with McGladrey & Pullen, LLP, Bancorp's independent auditors for 2003;

         o discussed with Bancorp's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

         o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to Bancorp is compatible with maintaining the accountants' independence and has discussed with McGladrey & Pullen, LLP their independence.


--------------------------------

         1 The Option Plan was terminated on May 14, 2002.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

                            THE 2003 AUDIT COMMITTEE

                        Alphonse F. Spadaro, Jr. (Chair)
                                 Elmer F. Laydon
                                Joshua H. Sandman


Audit Committee Financial Expert

         Bancorp's Board of Directors has determined that Bancorp has one Audit Committee financial expert serving on its Audit Committee. That person is Alphonse F. Spadaro, Jr. Mr. Spadaro is "independent," as that term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In the normal course of business, the Bank may grant loans to executive officers, directors and members of their immediate families, as defined, and to entities in which these individuals have more than ten percent (10%) equity ownership. Such loans are to be made in the ordinary course of business of the Bank at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, the Bank had made a loan in the amount of $400,000 to All Brite Electric, Inc., whose treasurer is director Carl Borrelli. Also as of December 31, 2003, the Bank had made loans in the total amount of $283,435 to not-for-profit organizations guaranteed by director Joshua Sandman. These loans were made in the ordinary course of business at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         On January 7, 2004, the Bank sold a $250,000 participation in a loan relationship to E & C Investments, LLC, a joint venture of directors Carl Borrelli and Elmer Laydon. The sale of the loan assets and the terms of the participation agreement were made in the ordinary course of business at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. E & C Investments paid $250,000 for the participated loan assets.

         For the years ended December 31, 2003 and December 31, 2002, Bancorp paid consulting fees and expenses to Ciaburri Bank Strategies of $29,331 and $118,155 respectively, for loan originations and the attainment of accounts. A principal of that company is Michael M. Ciaburri, currently the President and Chief Operating Officer of the Bank and the son of Bancorp's Chairman and Chief Executive Officer. Michael Ciaburri was not serving as the President and Chief Operating Officer of the Bank at the time he rendered and was paid for the services described above. The consulting agreement under which the above referenced payments were made was terminated as of the effective date of Michael Ciaburri's appointment as President and Chief Operating Officer of the Bank.

         During 2002, in order to secure the former Taco Bell property located at 1475 Whalley Avenue, New Haven as a site for the Bank's Amity office, Laura Realty, a partnership 50% owned by director Elmer F. Laydon, entered into a contract to purchase this property for $575,000. Prior to the closing, Laura Realty transferred its rights in this contract to the Bank which then purchased the property for $575,000. Laura Realty received no mark-up, profit or compensation from this transaction. It was reimbursed $29,665 for actual expenses such as legal fees, appraisal, engineering, and environmental study. All bills were submitted and approved by Bancorp's Audit Committee Chairman. There was no mark-up or profit on them. Elmer F. Laydon and Laura Realty did not receive any compensation for his time.

         Bancorp is a party to one five-year sublease agreement for excess office space in its premises with Laydon and Company, LLC, the principal of which is related to Bancorp's Vice Chairman.

         During 2003 and 2002 the Bank purchased investment securities, including accrued interest and fees, of approximately $10,950,000 and $8,176,000, respectively, through an investment brokerage firm, an employee of which is related to Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Bancorp and the Bank and a director of Bancorp and the Bank.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES.



                                   PROPOSAL 2.

                   INCREASING THE NUMBER OF SHARES AUTHORIZED
                        UNDER THE 2002 STOCK OPTION PLAN

         On February 10, 2004 the Board voted unanimously to increase the number of shares authorized for distribution under the 2002 Plan by 90,000 shares, for a total of 365,000 shares authorized for distribution.

         The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. Bancorp has granted options for 251,700 of the 275,000 shares currently authorized under the 2002 Plan. The increase is proposed in order to permit Bancorp to award additional options under the 2002 Plan consistent with its purpose, as described above. Bancorp's directors and officers would benefit from the approval of this proposal because they would be eligible to receive additional options under the 2002 Plan. As noted elsewhere in this Proxy Statement, Bancorp directors are being compensated for their attendance at Board meetings in the form of additional options under the 2002 Plan.

         Increasing the number of shares authorized under the 2002 Plan shall require the affirmative vote of a plurality of the votes cast at the 2004 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" INCREASING THE NUMBER OF SHARES AUTHORIZED UNDER THE 2002 PLAN BY 90,000, FOR A TOTAL NUMBER OF SHARES AUTHORIZED OF 365,000.


                                   PROPOSAL 3.
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2004. This selection is being presented to the shareholders for ratification at the 2004 Annual Meeting.

         The firm of McGladrey & Pullen, LLP has served as Bancorp's independent accountants since its organization and is considered to be well-qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has neither direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm's employment as independent accountants.

         If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

         Representatives of McGladrey & Pullen, LLP will be present at the 2004 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

         McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2003, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC. All professional services rendered by McGladrey & Pullen, LLP during 2003 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2003:


                                                      2003       2002
         Audit Fees                                  $81,583    $74,344
         ----------
                                                    ========== ==========

         Audit Related Fees                          $6,235     $9,600
         ------------------
                                                    ========== ==========

         Tax Fees                                    $7,565     $7,065
         --------
                                                    ========== ==========

         All Other Fees                               NONE       NONE
         --------------
         ========================================== ========== ==========


Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports included on Form 10-QSB, and services connected with statutory and regulatory filings or engagements. Audit related fees are principally for consultations on various accounting and reporting matters. Tax service fees consist of fees for tax return preparation for Bancorp. All audit and non-audit services provided to Bancorp must be approved by Bancorp's audit committee.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF McGLADREY & PULLEN, LLP TO BE BANCORP'S INDEPENDENT ACCOUNTANTS FOR 2004.


                           SHAREHOLDER NOMINATIONS AND
                        PROPOSALS FOR 2005 ANNUAL MEETING

         Shareholders entitled to vote for the election of directors at the 2005 Annual Meeting may make nominations of individuals for election to the Board. Such nominations shall be made in writing and shall be delivered or mailed and received by the Secretary of Bancorp not less than 60 or more than 90 calendar days prior to such Annual Meeting, which is expected to be held on May 17, 2005.

         Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

         Any proposal intended to be presented by a shareholder at the 2005 annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to the 2005Annual Meeting, which is expected to be held on May 17, 2005. Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2005 Annual Meeting; (2) the name and address, as they appear on Bancorp's records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business. Such proposals must comply with SEC Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

         Nominations and proposals should be addressed to Rosemarie A. Romano, Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2004 Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2004 Annual Meeting. If any other matters properly come before the 2004 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

     BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 23, 2004. SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP'S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510.

                                            By Order of the Board of Directors





                                            Joseph V. Ciaburri
                                            Chairman and Chief Executive Officer
New Haven, Connecticut
April 23, 2004

                                                                   Appendix A
                                                                   ----------

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                       SOUTHERN CONNECTICUT BANCORP, INC.
                                       AND
                        THE BANK OF SOUTHERN CONNECTICUT
                           (Revised February 10, 2004)


Purpose and Composition
-----------------------

         This Charter governs the operations of the Audit Committee. The purpose of the Audit Committee shall be to (i) oversee Southern Connecticut Bancorp Inc.'s ("Bancorp") and the Bank of Southern Connecticut `s ("the Bank") accounting and financial reporting principles and policies and controls and procedures; (ii) assess the completeness and fairness of the presentation of Bancorp's and the Bank's financial statements and periodic financial reports to shareholders and regulators, (iii) implement and monitor the internal audit program which incorporates an assessment of business, control and fraud risk; and (iv) select Bancorp's and the Bank's outside auditors and evaluate their independence and the scope of their work. Bancorp and the Bank shall each constitute an Audit Committee. The Audit Committees shall consist of three or more independent directors as determined by the Board of Directors of Bancorp and the Bank respectively. In making the determination as to whether a particular director is independent of management, the Board of Directors of Bancorp and the Bank shall consider all relevant information. In order to be considered to be independent, an Audit Committee member may not have a relationship which, in the opinion of Bancorp's and the Bank's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director An Audit Committee member may not:


o have been an employee of Bancorp or the Bank or any of its affiliates in the current year or in any of the past three years; o have received any payments from Bancorp or the Bank or any of its affiliates in excess of $60,000 (except for Board service, benefits under a tax qualifying retirement plan, or non-discriminatory compensation) in the current or any of the past three fiscal years (the same prohibition applies to immediate family24 members);

         o be a member of the immediate family of an executive officer of Bancorp or the Bank or any of its affiliates in the current or in the past three years;

--------------------------------

         1 "Immediate family" means a persons spouse, parents, children, siblings, mother-in-law, father-in law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home. NASDAQ Marketplace Rules Section 4200(14)(C).

         o be an executive officer, partner or controlling shareholder of a business (including a not-for-profit business) that conducts business with Bancorp or the Bank where Bancorp or the Bank received payments from or made payments to that business in excess of 5% of Bancorp's or the Bank's or that business's gross revenues for that year, or $200,000, whichever is greater, in the current or any of the past three years;

         o be employed as an executive of another entity where any of Bancorp's or the Bank's executives serve on that entity's compensation committee; or

         o be a former partner or employee of Bancorp's or the Bank's independent auditor who worked on Bancorp's or the Bank's audit engagement until three years after such person's relationship with the audit firm ended. (1)

         All Audit Committee members shall be able to read and understand financial statements of Bancorp and its operating subsidiaries, including the balance sheet, income statement and statement of cash flows, or will become able to do so within a reasonable period of time after appointment to the Audit Committee. The Audit Committee shall have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial responsibilities. At least one member shall be a "financial expert". To be considered a "financial expert", a person must have, through education and experience,

         o an understanding of generally accepted accounting principles and financial statements;

         o the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         o experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by Bancorp's or the Bank's financial statements, or experience actively supervising one or more persons engaged in such activities;

         o        an understanding of internal control over financial reporting;
                  and

         o        an understanding of audit committee functions.

         No member of the Audit Committee shall be a "large customer" of the Bank or represent a "large customer". A "large customer" is defined as an individual or entity which, in the determination of the Board of Directors, has such significant direct or indirect credit or other relationships with the Bank that the termination of the same would likely materially and adversely impact the Bank's financial condition or the results of its operations. (2)

--------------------------------

         1 Based on Section 4200(14) of the NASDAQ Marketplace Rules. 26 12 C.F.R. Part 363, Appendix A(33).

         2 The review of the impact of significant events is required by Statement of Accounting Standards 90.

         The members of the Audit Committee shall be elected by the Board of Directors annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

Statement of Policy
-------------------

         The Audit Committee shall provide assistance to the Board of Directors in overseeing the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the external and internal auditors, and the annual independent audit of Bancorp's or the Bank's financial statements.

         The independent auditor for Bancorp and the Bank and the head of the internal audit function shall report directly to the Audit Committee. The Audit Committee shall have direct responsibility to select, compensate, evaluate and, where appropriate, replace the independent auditor and the head of the internal audit function. The Audit Committee shall be responsible for the resolution of any disputes between management and the independent auditor regarding financial reporting.

No member of the Committee may vote on any matter in which they, directly or indirectly, have a material interest.

Responsibility and Processes
----------------------------

         The primary responsibility of the Audit Committee is to oversee the Bank's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Bank's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management, the internal auditor and the independent auditor. In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible in order to react to changing conditions and circumstances.

         The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may alter or supplement them as appropriate.

         1. Annually, the Audit Committee shall review the proposal for the appointment of the Bank's independent auditor and the associated fees and formally approve the appointment of the Bank's independent auditor. No independent auditing firm may be engaged to conduct the Bank's independent audit if a senior management official of the Bank worked for the auditor on the Bank's audit in the one year period prior to the new independent audit.

         2. The Audit Committee shall discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audit engagements.

         3. The Audit Committee shall ensure that the independent auditor submits annually a formal written statement delineating all relationships between the independent auditor and the Bank. The Audit Committee is responsible for engaging in a dialogue with the independent auditor with respect to such disclosed relationships that may impact the objectivity and independence of the independent auditor and recommending that the Board of Directors take appropriate action to satisfy itself of the independent auditor's independence.

         4. The Audit Committee shall establish policies and procedures for the engagement of the independent auditor to provide non-audit services, and shall approve in advance all non-audit services to be provided by the independent auditor. To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

         5. The Audit Committee shall discuss with management, the internal auditors and the independent auditor the adequacy and effectiveness of the Bank's accounting and financial records and system for monitoring and managing business risk and legal compliance programs. Further, the Audit Committee shall meet separately with the internal auditors and the independent auditor, with and without management present, to discuss the results of their work.

         6. The Audit Committee shall establish procedures for processing complaints, including procedures for the receipt, retention, and treatment of complaints received by the Bank regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Bank of concerns regarding questionable accounting or auditing matters.

         7. The Audit Committee shall review and discuss with management, the internal auditor and the independent auditor the Bank's interim financial results to be included in the Bank's quarterly reports filed with the Securities and Exchange Commission, and the matters required to be discussed by Statement on Auditing Standards No.61 (Communications with Audit Committees), as it may be modified or supplemented.(1)

         8. The Audit Committee shall review with management and the independent auditor the financial statements to be included in the Bank's Annual Report on Form 10- K or 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-K or 10-KSB), as well as the auditor's judgment about the quality, not just acceptability, of the Bank's accounting principles as applied in its financial reporting. The review shall also include a discussion of the


--------------------------------
1 This review should occur prior to the Bank's filing of the Form 10-Q or Form 10-QSB and, where possible, before the release of earnings reports.

reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity and transparency of financial statement disclosures. In addition, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No.61 (Communications with Audit Committees), as it may be modified or supplemented.


         9. Based on its review and discussions of items 7 and 8, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K or 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-K or 10-KSB).


         10. As a whole, or through the Chair, the Audit Committee shall review the impact on the financial statements of significant events, transactions, or changes in accounting principles or estimates which potentially affect the quality of the financial reporting with management, the internal auditor and the independent auditor prior to the filing of the Bank's Reports on Form l0-Q or 10-QSB or 10-K or 10-KSB, or as soon as practicable if the communications cannot be made prior to its filing.28

         11. The Audit Committee shall require the independent auditor to communicate with the Audit Committee on a timely basis:


         o        all critical accounting policies and practices to be used;
         o any disagreements with management on accounting, auditing or reporting matters;
         o all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use off such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and
         o other material written communications between the independent auditor and management, such as any management letter, representation letters or schedule of unadjusted differences

         12. The Audit Committee shall review and reassess this Charter annually and recommend any appropriate changes to the Board of Directors.

         13. The Audit Committees shall meet as and when determined by the Chair of the Committee or at the call of a member, however not less than four times annually. Three members of the Committee shall constitute a quorum. The Audit Committee shall meet at least once

--------------------------------
1. The review of the impact of significant events is required by Statement of Accounting Standards 90.

annually separately with management, the internal auditor and the outside auditors to discuss matters that the Audit Committee or any of these parties believe should be discussed privately with the Committee. The Audit Committee may request any officer or employee of Bancorp or the Bank or Corporate Counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except under extraordinary circumstances as determined by the Committee Chair, notice shall be delivered to all Audit Committee members at least forty-eight hours in advance of the meeting date.

         14. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if consent in writing, setting forth the action so taken, is signed by all members of the Committee.

         15. At the next meeting of the Board of Directors following any meeting of the Committee, a report of the Committee findings and action shall be rendered by the Chairperson of the Committee.

         The Audit Committee shall review with management and the independent auditor any pending or threatened action by regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Bank's financial statements or accounting policies. The Audit Committee may request any officer or employee of the Bank or the Bank's counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall also have the resources and authority appropriate to discharge its responsibilities, including the authority to engage its own counsel and other advisors and determine the appropriate funding to compensate the Bank's independent auditor and any advisors employed by the Audit Committee.

Reports
---------

         1. The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission for inclusion in the Bank's annual proxy statement.

         2. The Committee shall submit any recommendation for changes to the Audit Committee Charter to the full Board of Directors for approval.

         3. The Audit Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

Reliance on Information Provided
--------------------------------

         In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Bank and are not providing any expert or special assurance as to the Bank's financial statements or any professional certification as to the independent auditor's work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Bank that have provided information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

                                 REVOCABLE PROXY
                       SOUTHERN CONNECTICUT BANCORP, INC.

|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2004

The undersigned hereby appoints Alphonse F. Spadaro, Jr. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the "Common Stock"), of Southern Connecticut Bancorp, Inc. ("Bancorp") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders ("2004 Annual Meeting") of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on May 18, 2004, or any adjournment thereof as follows:

The undersigned acknowledges receipt of the Notice of the 2004 Annual Meeting and Proxy Statement.



Please be sure to sign and date       ---------------------------
this Proxy in the box below.          | Date                     |
-----------------------------------------------------------------
|                                                                |
|                                                                |
--Shareholder sign above----------Co-holder (if any) sign above--


                                                             With-    For All
                                                     For     hold     Except
1. Election of directors. Proposal to elect          [  ]    [  ]      [  ]

Joseph V. Ciaburri and Elmer F. Laydon

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

------------------------------------------------------------------------
2. Proposal to increase the number
of shares authorized under the 2002               For    Against   Abstain
Stock Option Plan from                            [  ]    [  ]      [  ]
275,000 to 365,000 shares.
                                                  For     Against   Abstain
3. Proposal to ratify the appointment of          [  ]    [  ]      [  ]
McGladrey & Pullen, LLP as independent
accountants for the year ending December
31, 2004.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2004 Annual Meeting, or any adjournment thereof.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND       [  ]
THE MEETING.

--------------------------------------------------------------------------------

   Detach above card, sign, date and mail in postage paid envelope provided.

                       SOUTHERN CONNECTICUT BANCORP, INC.
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, AND PROPOSALS 2 AND 3. WITH RESPECT TO THE ELECTION OF DIRECTORS, THE VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER WILL BE DIVIDED AMONG THE NOMINEES FOR WHOM THE PROXIES ARE AUTHORIZED TO VOTE IN SUCH MANNER AS MAY BE DETERMINED BY THE PROXIES.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________________

____________________________________________________

____________________________________________________